UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2014

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England
SW1X 0LZ
(Address of Principal Executive Office)

+44.20.7190.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As of December 31, 2013, Liberty Global plc indirectly owned 57.4% of Telenet Group Holding NV (Telenet). On April 9, 2014, Telenet NV, a subsidiary of Telenet, entered into two additional term loan facility accession agreements (the Additional Facility W Accession Agreement and the Additional Facility Y Accession Agreement), under the senior credit facility of Telenet (the Telenet Credit Facility). On April 11, 2014, Telenet NV entered into an additional revolving credit facility accession agreement (the Additional Facility X Accession Agreement) under the Telenet Credit Facility.

Pursuant to the Additional Facility W Accession Agreement, certain lenders agreed to provide a new term loan facility in an aggregate principal amount of €474.1 million ($654.7 million at the transaction date) (Facility W). In connection with these transactions, certain lenders under the existing Facilities Q, R or T under the Telenet Credit Facility agreed to novate their existing Facility Q, R or T commitments, as applicable, in an aggregate amount of €442.8 million ($611.5 million a the transaction date), to Telenet Luxembourg Finance Centre S.a.r.l (Telenet Luxembourg), a subsidiary of Telenet NV, and to enter into the new Facility W. In addition, certain new lenders agreed to provide commitments for €31.3 million ($43.2 million at the transaction date), the remaining amount under Facility W, and to enter into the new Facility W.  Once the facility agent is satisfied that certain documentation, including legal opinions, has been provided on behalf of the borrower and obligors pursuant to the Additional Facility W Accession Agreement, Facility W will be available to be drawn for a period of 20 business days. The final maturity date for Facility W will be June 30, 2022. Facility W will bear interest at a rate of EURIBOR plus 3.25%.

Pursuant to the Additional Facility Y Accession Agreement, certain lenders agreed to provide a new term loan facility in an aggregate principal amount of €882.9 million ($1,219.2 million at the transaction date) (Facility Y). In connection with these transactions, certain lenders under the existing Facilities Q, R or T under the Telenet Credit Facility agreed to novate their existing Facility Q, R or T commitments, as applicable, in an aggregate amount of €340.5 million ($470.2 million at the transaction date), to Telenet Luxembourg and to enter into the new Facility Y.  In addition, certain new lenders agreed to provide commitments for €542.4 million ($749.0 million at the transaction date), the remaining amount under Facility Y, and to enter into the new Facility Y. Once the facility agent is satisfied that certain documentation, including legal opinions, has been provided on behalf of the borrower and obligors pursuant to the Additional Facility Y Accession Agreement, Facility Y will be available to be drawn for a period of 20 business days. The final maturity date for Facility Y will be June 30, 2023. Facility Y will bear interest at a rate of EURIBOR plus 3.50%.

Pursuant to the Additional Facility X Accession Agreement, certain lenders agreed to provide a new revolving loan facility in an aggregate principal amount of €286.0 million ($397.5 million at the transaction date) (Facility X). In connection with these transactions, certain lenders under the existing Facility S under the Telenet Credit Facility agreed to novate their existing Facility S commitments, as applicable, in an aggregate amount of €120.2 million ($167.0 million at the transaction date), to Telenet Luxembourg and to enter into the new Facility X.  In addition, certain new lenders agreed to provide commitments for €165.8 million ($230.4 million at the transaction date), the remaining amount under Facility X, and to enter into the new Facility X. Once the facility agent is satisfied that certain documentation, including legal opinions, has been provided on behalf of the borrower and obligors pursuant to the Additional Facility X Accession Agreement, Facility X will be available to be drawn for a period of 20 business days. The final maturity date for Facility X will be June 30, 2023. Facility X will bear interest at a rate of EURIBOR plus 2.75%.

The foregoing descriptions of the W Accession Agreement, the Y Accession Agreement and the X Accession Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the W Accession Agreement, the Y Accession Agreement and the X Accession Agreement, copies of which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name

4.1
Telenet Additional Facility W Accession Agreement, dated April 9, 2014, among, inter alia, Telenet International Finance S.à.r.l. as Borrower, Telenet NV and Telenet International Finance S.à.r.l. as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and the financial institutions listed therein as Additional Facility W Lenders, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated from time to time, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders.

4.2
Telenet Additional Facility Y Accession Agreement, dated April 9, 2014, among, inter alia, Telenet International Finance S.à.r.l. as Borrower, Telenet NV and Telenet International Finance S.à.r.l. as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and the financial institutions listed therein as Additional Facility Y Lenders, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated from time to time, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders.

4.3
Telenet Additional Facility X Accession Agreement, dated April 11, 2014, among, inter alia, Telenet International Finance S.à.r.l. as Borrower, Telenet NV and Telenet International Finance S.à.r.l. as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and the financial institutions listed therein as Additional Facility X Lenders, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated from time to time, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: April 15, 2014

Exhibit Index

Exhibit No.	Name

4.1
Telenet Additional Facility W Accession Agreement, dated April 9, 2014, among, inter alia, Telenet International Finance S.à.r.l. as Borrower, Telenet NV and Telenet International Finance S.à.r.l. as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and the financial institutions listed therein as Additional Facility W Lenders, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated from time to time, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders.

4.2
Telenet Additional Facility Y Accession Agreement, dated April 9, 2014, among, inter alia, Telenet International Finance S.à.r.l. as Borrower, Telenet NV and Telenet International Finance S.à.r.l. as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and the financial institutions listed therein as Additional Facility Y Lenders, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated from time to time, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders.

4.3
Telenet Additional Facility X Accession Agreement, dated April 11, 2014, among, inter alia, Telenet International Finance S.à.r.l. as Borrower, Telenet NV and Telenet International Finance S.à.r.l. as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and the financial institutions listed therein as Additional Facility X Lenders, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated from time to time, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders.

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